Offerings - Offering: 1	Aug. 11, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 9,885,040.32
Amount of Registration Fee	$ 1,365.12
Offering Note
The Transaction Valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest (the “Shares”) of Golub Capital Private Income Fund I (the “Fund”), based upon the net asset value per share as of March 31, 2026, of 24.14. This amount is based upon the offer to purchase up to 409,488 Shares, par value $0.01 per share, of the Fund.

The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.